UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2013

Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	85605
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 6, 2013, Uranerz Energy Corporation, a Nevada corporation (the “Company”, or the “Registrant”), entered into a $6 million note financing by and between Deans Knight Capital Management Ltd. (“Deans Knight”) in its capacity as portfolio manager on behalf of investors (the “Deans Knight Investors”) and an individual investor (the “Individual Investor” together with the Deans Knight Investors are collectively referred to herein as the “Investors”), pursuant to a series of transactions among the Company, Deans Knight and the Investors (collectively, the “Note Financing”).

The Note Financing closed on June 7, 2013, and the Company issued Notes and Warrants (each as defined below) upon its receipt of the $6 million principal amount of Notes.

In connection with the Note Financing, the Company, Deans Knight and the Investors entered into certain agreements described below.

Note Purchase Agreement

On June 6, 2013, the Company entered into a Note Purchase Agreement, dated as of May 31, 2013, by and among the Company, Deans Knight and the Investors (the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, the Investors agreed to lend to the Company $6 million (the “Loan”) in exchange for senior notes of the Company equal to the outstanding principal balance of the loan (the “Notes”). Pursuant to the terms of the Note Purchase Agreement, the Notes bear interest from the date of issue at 6.0% per annum increasing to 10.0% per annum on August 16, 2013 if the Notes are not repaid prior to August 15, 2013. As additional consideration for the Loan, the Company agreed to issue to the Investors non-transferable common stock purchase warrants (the “Warrants”) entitling the Investors to purchase from the Company 1,600,000 Warrants at an exercise price of US$1.60, of which 1,200,000 Warrants are currently exercisable and 400,000 additional Warrants will only be exercisable if the Notes remain outstanding after August 15, 2013. The Warrants expire 30 months from the date of issue, subject to acceleration set forth below.

In the event the Company’s common shares trade at a closing price on the NYSE MKT of greater than $2.75 per common share for a period of 20 consecutive trading days at any time while the Warrants are outstanding, the Company may accelerate the expiry date of the Warrants by providing notice to the holders thereof that the Warrants shall expire on the 30th day following the date on which such notice is given.

Notes

The Notes contain restrictive covenants, including, without limitation, limitations of the Company to: (i) incur additional indebtedness other than indebtedness permitted under the Notes; (ii) create, incur, assume or suffer to exist any security interest upon or with respect to any of the encumbered property other than permitted encumbrances; (iii) make material changes in the nature of the business; or (iv) merge, consolidate, wind-up, reorganize or to enter into any transaction by way of transfer, liquidation, sale, lease, disposition or otherwise whereby all or substantially all of the Company’s undertaking, property or assets would become the property of any other person.

The Notes also provide for events of default (subject in certain cases to customary grace and cure periods) including, without limitation, defaults in payment of the principal sum when the same becomes due and payable under the Notes, defaults in payment of net proceeds or the total offer price when the same becomes due and payable under the Notes and defaults in payment of any interest when the same becomes due and payable under the Notes.

Upon the occurrence of an event of default that is not cured within the prescribed cure periods in the Notes, the principal amount of the Notes and all accrued interest thereon and the obligations thereunder become immediately due and payable upon written notice from the holders to the Company. Failure to immediately pay by the Company grants the holders all rights and remedies under the Mortgage & Security Agreement (as defined below) and the Assignment (as defined below).

Mortgage & Security Agreement

On June 6, 2013, in connection with the Note Purchase Agreement and the Notes, the Company as mortgagor entered into a Mortgage & Security Agreement, dated as of June 5, 2013 (the “Mortgage & Security Agreement”), pursuant to which the Company granted to the mortgagee the Company’s rights and interests in the as-extracted collateral, contract rights relating directly or indirectly to the Lands (as identified on Schedule A to the Mortgage, which include all 100% owned mineral interests of the Company), general intangibles relating directly or indirectly to the lands, fixtures now or hereinafter located on the Lands or the Company’s Nichols Ranch ISR Processing Facility, goods (including all its inventory) and equipment, including without limitation the ore and all personal property identified as owned by the Company in the Mortgage & Security Agreement to secure its obligations under the Note Purchase Agreement, the Notes and the Mortgage & Security Agreement.

The Mortgage & Security Agreement contains positive covenants, including, without limitation, obligations of the Company to: (i) pay and perform the Company’s obligations under the Note Purchase Agreement, the Notes and the Mortgage & Security Agreement; (ii) warrant and defend the Patented and Unpatented Mining Claims related to the Lands as set forth in the Mortgage & Security Agreement; (iii) execute and deliver such other further instruments and will do such other further acts as in the reasonable opinion of the mortgagee may be necessary or desirable to carry out more effectually the provisions of the Mortgage & Security Agreement; and (iv) pay and discharge, as the same may become due and payable, all taxes, assessments, fees and other governmental charges or levies against it or on any of its property.

The Mortgage & Security Agreement also contains restrictive covenants, including, without limitation, limitations of the Company to: (i) sell, convey, mortgage, pledge or otherwise dispose of or encumber the Encumbered Property (as set forth in the Mortgage & Security Agreement) without first securing the written consent of the mortgagee; (ii) cancel or terminate any Post Production Contracts (as set forth in the Mortgage & Security Agreement) or consent to or accept any cancellation or termination thereof; (iii) amend or otherwise modify any Post Production Contracts or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of any Post Production Contracts; or (iv) take any other action in connection with the Post Production Contracts which would impair the value of the interest or rights of the Company thereunder or which would impair the interest or rights of the mortgagee.

The Mortgage & Security Agreement also provides for Events of Default (subject in certain cases to customary grace and cure periods) including, without limitation, any breach or default by the Company in the terms and conditions of any of the Note Purchase Agreement, the Notes and the Mortgage & Security Agreement, defaults in payment of the principal sum due and payable under the Notes and defaults in payment of any interest when it becomes due and payable under the Notes.

Upon the occurrence of any Event of Default (as set forth in the Mortgage & Security Agreement), the mortgagee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Collateralized Obligations (as set forth in the Mortgage & Security Agreement), in its own name or as agent or attorney in fact for Company, enter upon and take possession of the Encumbered Property (as set forth in the Mortgage & Security Agreement), or any part thereof, and sue for or otherwise collect the Post Production Contract Payments (as set forth in the Mortgage & Security Agreement), including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including attorneys’ fees, upon any of the Collateralized Obligations in such order as the mortgagee shall determine.

Collateral Agency Agreement

In connection with the Note Purchase Agreement the Company, Deans Knight and the Investors entered into a Collateral Agency Agreement, dated as of June 5, 2013 (the “Collateral Agency Agreement”), pursuant to which the Investors appointed Deans Knight as collateral agent for the Noteholders with respect to the Notes, the Note Purchase Agreement, the Mortgage & Security Agreement and the Assignment. The Investors appointed Deans Knight to act as their agent and attorney-in-fact to perform certain actions, including, but not limited to: (i) entering into the Note Purchase Agreement, the Notes, the Mortgage & Security Agreement and the Assignment on behalf of, and to act as agent for, each Investor under the Note Purchase Agreement, the Notes, the Mortgage & Security Agreement and the Assignment and to perform its respective obligations thereunder; (ii) preparing and providing to each Investor and, as applicable, the Company , the notices, certificates and other documents called for in the Collateral Agency Agreement, the Note Purchase Agreement, the Notes, the Mortgage & Security Agreement and the Assignment, including delivering to the Investors any notice that the Collateral Agent under any of the Note Purchase Agreement, the Notes, the Mortgage & Security Agreement and the Assignment; (iii) holding the security pursuant to the terms hereof on behalf and for the benefit of the Investors; and (iv) receiving and/or releasing the security in accordance with the terms of the Mortgage & Security Agreement, the Assignment and the Collateral Agency Agreement.

Assignment

On June 6, 2013, in connection with the Note Purchase Agreement and the Notes, the Company, Deans Knight, as collateral agent for the Investors, entered into an Assignment of Product Contracts (the “Assignment”), dated as of June 5, 2013, pursuant to which the Company assigned all of its rights, privileges, and interests in the Company’s Product Sales Contracts (as identified in Schedule A to the Assignment).

Upon an Event of Default (as defined in the Assignment) the Company shall receive all monies collected by or paid to the Company in respect of such Non-Assignable Rights (as defined in the Assignment) in trust for the Company and pay the same over to the Deans Knight.

Registration Rights Agreement

On June 6, 2013, in connection with the issuance of the Warrants and the Warrant Shares, the Company and the Investors entered into a Registration Rights Agreement, dated June 5, 2013 (the “Registration Rights Agreement”), granting the Investors demand registrations rights pursuant to which if the Investors holding at least 50% of the Warrant Shares issuable upon the exercise of the Warrants request that the Company file a registration statement under the United States Securities Act of 1933, as amended (the “1933 Act”) or effect a registration for a public offering in the United States, covering the registration of at least twenty-five percent (25%) of the Warrant Shares then outstanding then the Company shall, promptly, and in any event within twenty (20) days of the receipt thereof, give written notice of such request to all Investors and use its reasonable best efforts to effect, as expeditiously as practicable, the registration under the 1933 Act of all Warrant Shares that the Investors request to be registered. The Company shall not be obligated to effect (a) more than two such registrations in any 12-month period or (b) any registration at a time when it is keeping such three registrations effective.

The above is a summary of the material terms of the Note Purchase Agreement, the Warrant, the Notes, the Mortgage & Security Agreement, the Assignment, the Collateral Agency Agreement and the Registration Rights Agreement are qualified in their entirety by the Note Purchase Agreement, the Warrant, the Notes, the Mortgage & Security Agreement, the Assignment, the Collateral Agency Agreement and the Registration Rights Agreement, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under the captions Note Purchase Agreement, Notes, Mortgage & Security Agreement, Collateral Agency Agreement, Assignment and Registration Rights Agreement in Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

As set forth in 1.01 above, pursuant to the Note Purchase Agreement and in connection with the closing of the Note Financing, on June 7, 2013, the Company issued, (i) Notes for the aggregate principal amount of $6 million to the Investors and (ii) up to 1,600,000 Warrants exercisable to acquire up to 1,600,000 Warrant Shares issuable upon the exercise of the Warrants at a price per Warrant Share of $1.60. The Company offered and sold the Notes and the Warrants in reliance on the exemption from registration pursuant to Section 4(2) of 1933 Act, as amended, and Rule 506 of Regulation D promulgated thereunder on the basis of representations of eligibility and suitability made to the Company by the Investors in the Note Purchase Agreement and the Investors’ Certificates attached thereto.

Item 9.01. Exhibits.

Exhibit	Description

4.1	Note Purchase Agreement by and among the Company, Deans Knight and the Investors dated May 31, 2013.

4.2	Form of Warrant (filed hereto as Exhibit 2.2 to the Note Purchase Agreement).

4.3	Form of the Note (filed hereto as Exhibit 2.1 to the Note Purchase Agreement).

4.4	Mortgage and Security Agreement and the Assignment by and among the Company, Deans Knight and the Investors (filed hereto as Exhibit 2.3 (b)(i) to the Note Purchase Agreement).

4.5	Collateral Agency Agreement by and among the Company, Deans Knight and the Investors dated June 5, 2013 (filed hereto as Exhibit 2.3(a)(ii) to the Note Purchase Agreement).

4.6	Registration Rights Agreement by and among the Company and the Investors (filed hereto as Exhibit 2.3(b)(i) to the Note Purchase Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: June 12, 2013	By:	/s/ “Sandra MacKay”

Sandra Mackay
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Note Purchase Agreement by and among the Company, Deans Knight and the Investors dated May 31, 2013.

4.2	Form of Warrant (filed hereto as Exhibit 2.2 to the Note Purchase Agreement).

4.3	Form of the Note (filed hereto as Exhibit 2.1 to the Note Purchase Agreement).

4.4	Mortgage and Security Agreement and the Assignment by and among the Company, Deans Knight and the Investors (filed hereto as Exhibit 2.3 (b)(i) to the Note Purchase Agreement).

4.5	Collateral Agency Agreement by and among the Company, Deans Knight and the Investors dated June 5, 2013 (filed hereto as Exhibit 2.3(a)(ii) to the Note Purchase Agreement).

4.6	Registration Rights Agreement by and among the Company and the Investors (filed hereto as Exhibit 2.3(b)(i) to the Note Purchase Agreement).